UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 9, 2013

OVERHILL FARMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-16699	75-2590292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 East Vernon Avenue, Vernon, California	90058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(323) 582-9977

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Pursuant to that certain Agreement and Plan of Merger, dated as of May 14, 2013 (the “Merger Agreement”), by and among Overhill Farms, Inc., a Nevada corporation (the “Company”), Bellisio Foods, Inc. (“Bellisio”), a Minnesota corporation, and Bellisio Acquisition Corp., a Nevada corporation and a wholly-owned subsidiary of Bellisio (“Merger Sub”), Merger Sub merged with and into the Company with the Company surviving as a wholly-owned subsidiary of Bellisio (the “Merger”).

Pursuant to the Merger Agreement, on August 9, 2013, each outstanding share of common stock of the Company (other than any shares held in the treasury of the Company or owned of record by Bellisio, Merger Sub or any of their respective wholly-owned subsidiaries (collectively, the “Excluded Shares”) was cancelled and converted automatically into the right to receive $5.00 in cash (the “Merger Consideration”), without interest and less applicable withholding taxes.

The description of the Merger contained in this Introduction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2013 (the “May 15 Form 8-K”).

Item 1.01.	Entry into a Material Definitive Agreement.

On August 9, 2013, in connection with the Merger, the Company executed certain joinder documentation (the “Joinder Agreement”) in order to become a credit party under certain existing Bellisio debt documents, namely (i) the Company became a guarantor and pledgor under the Amended and Restated Credit Agreement, dated as of August 1, 2013, by and among Bellisio, General Electric Capital Corporation, as administrative agent, and the other parties party thereto (the “Credit Parties”), which provides senior secured financing of up to $345,000,000 and (ii) the Company became a guarantor under the Amended and Restated Note Purchase and Guaranty Agreement, dated as of August 1, 2013, by and among Bellisio, the purchasers named therein, and the other parties party thereto (the “Note Parties”), which provides senior unsecured financing of up to $32,000,000.  Bellisio used a portion of the proceeds from such sources to effect the Merger.

Item 1.02.	Termination of a Material Definitive Agreement.

On August 9, 2013, in connection with the Merger and the Company’s execution of the Joinder Agreement, the Credit Agreement, dated as of September 24, 2010, by and among the Company, Bank of America, N.A. as administrative agent and the other parties party thereto, was paid in full and terminated.

Immediately prior to the effective time of the Merger, the Amended and Restated 2005 Stock Option Plan of the Company was terminated by resolution of the Company’s board of directors.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, all shares of the Company’s common stock were cancelled and, other than the Excluded Shares, were converted into the right to receive the Merger Consideration. Accordingly, on August 9, 2013, the Company notified the New York Stock Exchange, Inc. (the “NYSE”) of its intent to remove the Company’s common stock from listing on the NYSE MKT exchange and requested that the NYSE file with the SEC an application on Form 25 to report the delisting of the Company’s common stock from the NYSE MKT. On August 12, 2013, in accordance with the Company’s request, the NYSE filed the Form 25 with the SEC in order to provide notification of such delisting and to effect the deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.03.	Material Modifications to Rights of Security Holders.

As a result of the consummation of the Merger on August 9, 2013, each outstanding share of the Company’s common stock (other than the Excluded Shares) was converted into the right to receive the Merger Consideration.

Additionally, immediately prior to the effective time of the Merger, each outstanding stock option to purchase common stock of the Company (whether or not vested and exercisable prior to the effective time of the Merger) was cancelled in exchange for the right of the holder to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of the total number of shares of common stock of the Company covered by such stock option, multiplied by the excess of $5.00 over the per share exercise price of such stock option.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction and Item 1.01 above and Item 5.02 below is incorporated herein by reference. Bellisio funded the Merger Consideration through cash on hand at closing and debt financing obtained from the Credit Parties and the Note Parties.

The description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of the May 15 Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, each of Alexander Auerbach, Harold Estes, Alexander Rodetis, Jr. and James Rudis resigned from his position as a director of the Company, as of the effective time of the Merger.  Also in accordance with the terms of the Merger Agreement, at the effective time of the Merger, the sole director of Merger Sub, Joel Conner, was added to the board of directors of the Company.  Mr. Conner has advised the Company that, to the best of his knowledge, neither he nor any of his immediate family members has been involved in any transactions with the Company or any of its subsidiaries, in each case, that are required to be disclosed pursuant to the rules and regulations of the SEC, except as disclosed herein.

By resolution of the Company’s board of directors, as of the effective time of the Merger, Robert Bruning and Robert A. Olivarez were removed from the offices of Chief Financial Officer and Vice President – Finance and Secretary, respectively, and Michael Berg, Danette Bucsko and John Stiker were appointed to the offices of Vice President – Finance, Chief Financial Officer and Secretary, respectively.

Item 8.01.	Other Events.

A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of May 14, 2013, by and among Overhill Farms, Inc., Belliso Foods, Inc, and Bellisio Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2013)

99.1	Press Release Announcing Closing of Merger, dated August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERHILL FARMS, INC.

By:	/s/ John Stiker
John Stiker
Secretary

Date: August 12, 2013

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of May 14, 2013, by and among Overhill Farms, Inc., Belliso Foods, Inc, and Bellisio Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2013)

99.1	Press Release Announcing Closing of Merger, dated August 9, 2013